Exhibit 99.1

Beyond Meat Announces Final Tender Results and Final Settlement for Exchange Offer

and Consent Solicitation with Respect to Existing Convertible Notes

El Segundo, California. (October 29, 2025) — Beyond Meat, Inc. (NASDAQ: BYND) (the “Company” or “Beyond Meat”), a leader in plant-based meat, today announced the final tender results of its previously announced exchange offer (the “Exchange Offer”) to exchange any and all of its 0% Convertible Senior Notes due 2027 (the “Existing Convertible Notes”) for a pro rata portion of (i) up to $202.5 million in aggregate principal amount of its new 7.00% Convertible Senior Secured Second Lien PIK Toggle Notes due 2030 (the “New Convertible Notes”) and (ii) up to 326,190,370 shares of its common stock (the “New Shares” and, together with the New Convertible Notes, the “Offered Securities”).

As previously announced, as of 5:00 p.m., New York City time, on October 10, 2025 (the “Early Tender Date”), $1,114,603,000 in aggregate principal amount of Existing Convertible Notes was validly tendered in the Exchange Offer and not validly withdrawn (the “Early Tendered Notes”) and related consents to the Proposed Amendments (as defined below) were validly delivered and not validly withdrawn as of such time. Early settlement of Offered Securities in exchange for the Existing Convertible Notes validly tendered in the Exchange Offer and not validly withdrawn as of the Early Tender Date occurred on October 15, 2025 (the “Early Settlement Date”), and the Company entered into a supplemental indenture eliminating substantially all of the restrictive covenants in the indenture governing the Existing Convertible Notes, as well as certain events of default and related provisions applicable to the Existing Convertible Notes (the “Proposed Amendments”).

As of 5:00 p.m., New York City time, on October 28, 2025 (the “Expiration Deadline”), based on information provided by MacKenzie Partners, Inc., which is acting as the exchange agent and information agent for the Exchange Offer (the “Exchange Agent”), an additional $2,738,000 in aggregate principal amount of Existing Convertible Notes was validly tendered in the Exchange Offer and not validly withdrawn following the Early Tender Date and prior to the Expiration Deadline (the “Additional Tendered Notes”). As previously announced, holders of Existing Convertible Notes tendered following the Early Tender Date and prior to the Expiration Deadline are eligible to receive $170.8044 in aggregate principal amount of New Convertible Notes and 283.6438 New Shares for each $1,000 in aggregate principal amount of Existing Convertible Notes validly tendered. Settlement with respect to the Additional Tendered Notes is expected to occur on October 30, 2025 (the “Final Settlement Date”), the second business day immediately following the Expiration Deadline.

The following table describes the final tender results for Existing Convertible Notes tendered following the Early Tender Date and prior to the Expiration Deadline at 5:00 p.m., New York City time, on October 28, 2025, as well as the Offered Securities expected to be issued on the Final Settlement Date:

Title	Aggregate Principal Amount of Additional Tendered Notes	Aggregate Principal Amount of Additional New Convertible Notes Expected to be Issued on the Final Settlement Date	Number of Additional New Shares Expected to be Issued on the Final Settlement Date
0% Convertible Senior Notes due 2027	$2,738,000	$459,000	776,610

In connection with the early settlement of the Exchange Offer, on the Early Settlement Date, the Company issued (i) $208,717,000 in aggregate principal amount of New Convertible Notes (inclusive of $12.5 million in aggregate principal amount of New Convertible Notes as payment to certain holders of Existing Convertible Notes that had entered into a transaction support agreement with the Company relating to the Exchange Offer) and (ii) 316,150,176 New Shares. Following the Final Settlement Date, a total of (i) $209,176,000 in aggregate principal amount of New Convertible Notes (inclusive of $12.5 million in aggregate principal amount of New Convertible Notes as payment to certain holders of Existing Convertible Notes that had entered into a transaction support agreement with the Company relating to the Exchange Offer) and (ii) 316,926,786 New Shares will have been issued by the Company in connection with the Exchange Offer on the Early Settlement Date and the Final Settlement Date. The Additional Tendered Notes and the Early Tendered Notes together represent 97.16% of the aggregate outstanding principal amount of Existing Convertible Notes. Following such Final Settlement Date and the cancellation of the Additional Tendered Notes, $32,659,000 in aggregate principal amount of the Existing Convertible Notes will remain outstanding.

The New Convertible Notes and shares of common stock offered in the Exchange Offer are being offered only to holders of Existing Convertible Notes that are (i) “qualified institutional buyers” as defined in Rule 144A under the Securities Act or (ii) “accredited investors” (within the meaning of Rule 501(a) under the Securities Act) that beneficially own a minimum of $200,000 in aggregate principal amount of Existing Convertible Notes (“Eligible Holders”).

The New Convertible Notes and New Shares offered in the Exchange Offer, and the shares of common stock issuable upon conversion of the New Convertible Notes have not been, and will not be, registered under the Securities Act of 1933, as amended, or any other securities laws. This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, the New Convertible Notes and New Shares offered in the Exchange Offer, the shares of common stock issuable upon conversion of the New Convertible Notes, the Existing Convertible Notes or any other securities, nor will there be any sale of such securities or any other securities, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful.

About Beyond Meat

Beyond Meat, Inc. (NASDAQ: BYND) is a leading plant-based meat company offering a portfolio of revolutionary plant-based meats made from simple ingredients without GMOs, no added hormones or antibiotics, and 0mg of cholesterol per serving. Founded in 2009, Beyond Meat products are designed to have the same taste and texture as animal-based meat while being better for people and the planet. Beyond Meat’s brand promise, Eat What You Love®, represents a strong belief that there is a better way to feed our future and that the positive choices we all make, no matter how small, can have a great impact on our personal health and the health of our planet. By shifting from animal-based meat to plant-based protein, we can positively impact four growing global issues: human health, climate change, constraints on natural resources and animal welfare.

Beyond Meat Forward-Looking Statements

Certain statements in this release constitute “forward-looking statements” within the meaning of the federal securities laws. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. Forward-looking statements include statements regarding Beyond Meat’s ability to consummate the Exchange Offer. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Beyond Meat believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made or implied herein including, risks related to Beyond Meat’s ability to realize the anticipated benefits of the Exchange Offer and Consent Solicitation and the risks discussed under the heading “Risk Factors” in Beyond Meat’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the U.S. Securities and Exchange Commission (“SEC”) on March 5, 2025, Beyond Meat’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 29, 2025 filed with the SEC on May 8, 2025, Beyond Meat’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 28, 2025 filed with the SEC on August 8, 2025, and under the heading “Supplementary Risk Factors” in Beyond Meat’s Current Report on Form 8-K filed with the SEC on October 6, 2025, as well as other factors described from time to time in Beyond Meat’s filings with the SEC. Such forward-looking statements are made only as of the date of this release. Beyond Meat undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If Beyond Meat does update one or more forward-looking statements, no inference should be made that Beyond Meat will make additional updates with respect to those or other forward-looking statements.

Contact Information

Media:

Shira Zackai

Shira.zackai@beyondmeat.com

Investors:

Raphael Gross

beyondmeat@icrinc.com